UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2012 (July 26, 2012)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Pacific Premier Bancorp, Inc. (the “Company”) held on May 30, 2012, the Company’s stockholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved certain amendments to the Company’s Certificate of Incorporation, as amended, to declassify the Board so that directors are to be elected annually to serve for one year terms and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.   These amendments are described in further detail in the Company’s definitive proxy statement for the 2012 Annual Meeting filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 16, 2012 (the “Definitive Proxy Statement”).  The Company’s Amended and Restated Certificate of Incorporation, which reflects these amendments and which became effective May 31, 2012 upon the filing thereof with the Delaware Secretary of State, is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 4, 2012.

As described in the Definitive Proxy Statement, in order to effect the declassification of the Board, directors whose terms were scheduled to expire at the Company’s 2014 and 2015 Annual Meetings of Stockholders resigned from the Board effective immediately prior to the Board’s July 26, 2012 meeting and were reappointed by the remaining directors at that meeting effective immediately to serve for one-year terms of office which expire at the 2013 Annual Meeting of Stockholders.  As a result, Kenneth A. Boudreau and Michael L. McKennon, whose terms were scheduled to expire at the Company’s 2014 Annual Meeting of Stockholders, and John D. Goddard and Joseph L. Garrett, whose terms were scheduled to expire at the Company’s 2015 Annual Meeting of Stockholders, are now serving one-year terms of office, which expire at the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.  Each of Messrs. Boudreau, McKennon, Goddard and Garrett will continue to serve on the same committees of the Board as they did immediately prior to their resignation.  Additional information about Messrs. Boudreau, McKennon, Goddard and Garrett and their Board committees is included in the Definitive Proxy Statement.  These actions do not impact or affect Steven R. Gardner or Jeff C. Jones, whose terms already provided for an expiration at the 2013 Annual Meeting of Stockholders.

As disclosed is the Company’s Current Report on Form 8-K filed with the Commission on July 16, 2012, Ronald G. Skipper, Chairman of the Board whose term was scheduled to expire at the 2014 Annual Meeting of Stockholders, retired from the Board effective as of July 26, 2012.  The vacancy on the Board resulting from Mr. Skipper’s retirement has not been filled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	July 30, 2012	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer